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                   U.S. Securities and Exchange Commission
                            Washington, D.C. 20549
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                                   FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): May 21, 2003


                             MITY ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)

        Utah                       0-23898                      87-0448892
  (State or other                (Commission                 (I.R.S. Employer
   jurisdiction                  File Number)                 Identification
 of incorporation)                                                 No.)


                              1301 West 400 North
                               Orem, Utah 84057
               (Address of principal executive offices, zip code)

      Registrant's telephone number, including area code:  (801) 224-0589



                                        N/A
         (Former name or former address, if changed since last report)

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                            MITY ENTERPRISES, INC.

                                    INDEX


     Item 5.  Other Events. . . . . . . . . . . . . . . . . . . . . . 3

     Item 7.  Financial Statements and Exhibits . . . . . . . . . . . 3

     Item 9.  Regulation FD Disclosure. . . . . . . . . . . . . . . . 3

     Signature. . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

ITEM 5.  OTHER EVENTS.

     On May 21, 2003, the Company announced its financial results for the quarter and year ended March 31, 2003 as contained in a press release attached hereto as Exhibit 99.32.


ITEM 7.  EXHIBITS.

(c) Exhibits


          99.32  MITY Enterprises, Inc. Press Release (May 21, 2003)


ITEM 9.  REGULATION FD DISCLOSURE - FURNISHED WITH RESPECT TO ITEM 12

     The following information is being being included in Item 9 but is furnished with respect to Item 12. On May 21, 2003, the Company issued the press release attached hereto as Exhibit 99.32.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MITY ENTERPRISES, INC.


Date: May 21, 2003                        /s/ Paul R. Killpack
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                                          Paul R. Killpack
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer)